Income Taxes	3 Months Ended	12 Months Ended
	Feb. 26, 2012	Nov. 27, 2011
Income Taxes [Abstract]
INCOME TAXES

NOTE 9:    INCOME TAXES

The effective income tax rate was 32.3% for the three months ended February 26, 2012, compared to 32.5% for the same period ended February 27, 2011. Income tax expense was $23.5 million for the three months ended February 26, 2012, compared to the $18.9 million for the same period ended February 27, 2011. The increase in income tax expense was primarily attributed to higher income before income taxes.

As of February 26, 2012, the Company’s total gross amount of unrecognized tax benefits was $145.7 million, of which $90.2 million would impact the effective tax rate, if recognized. As of November 27, 2011, the Company’s total gross amount of unrecognized tax benefits was $143.4 million, of which $87.9 million would have impacted the effective tax rate, if recognized.

NOTE 17:    INCOME TAXES

The Company’s income tax expense was $67.7 million, $86.2 million and $39.2 million for the years 2011, 2010 and 2009, respectively. The decrease in income tax expense for 2011 as compared to 2010 was primarily caused by the decrease in income before income taxes, an increase in the proportion of the Company’s 2011 earnings in foreign jurisdictions where the Company is subject to lower tax rates, as well as an unfavorable net impact of income tax charges recognized in 2010. In 2010, the Company recognized a $27.5 million tax charge for the valuation allowance to fully offset the amount of deferred tax assets in Japan and a $14.5 million tax charge for a reduction in deferred tax assets as a result of the enactment of the Patient Protection and Affordable Care Act (Health Care Act). These charges in 2010 were partially offset by a $34.2 million tax benefit arising from plans to repatriate the prior undistributed earnings of foreign subsidiaries.

The 2010 increase in income tax expense as compared to 2009 was primarily driven by the $42.0 million income tax charges recognized in 2010 relating to a valuation allowance in Japan and the enactment of the Health Care Act, as described above, as well as the increase in income before income taxes.

The U.S. and foreign components of income before income taxes were as follows:

	Year Ended
	November 27, 2011	November 28, 2010	November 29, 2009
	(Dollars in thousands)
Domestic	$114,236	$165,489	$45,992
Foreign	88,591	70,109	143,933

Total income before income taxes	$202,827	$235,598	$189,925

Income tax expense (benefit) consisted of the following:

	Year Ended
	November 27,	November 28,	November 29,
	2011	2010	2009
	(Dollars in thousands)
U.S. Federal
Current	$19,992	$12,259	$17,949
Deferred	40,435	24,507	(11,866)

	60,427	36,766	6,083

U.S. State
Current	(10)	2,854	5,361
Deferred	(617)	2,454	5,077

	(627)	5,308	10,438

Foreign
Current	31,580	39,926	21,031
Deferred	(23,665)	4,152	1,661

	7,915	44,078	22,692

Consolidated
Current	51,562	55,039	44,341
Deferred	16,153	31,113	(5,128)

Total income tax expense	$67,715	$86,152	$39,213

The Company’s effective tax rate was 33.4%, 36.6% and 20.6% for 2011, 2010 and 2009, respectively. The Company’s income tax expense differed from the amount computed by applying the U.S. federal statutory income tax rate of 35% to income before income taxes as follows:

	Year Ended
	November 27, 2011		November 28, 2010		November 29, 2009
	(Dollars in thousands)
Income tax expense at U.S. federal statutory rate	$70,990	35.0%	$82,459	35.0%	$66,474	35.0%
State income taxes, net of U.S. federal impact	1,535	0.8%	1,894	0.8%	6,976	3.7%
Change in Health Care Act legislation	—	—	14,481	6.2%	—	—
Change in valuation allowance	(2,421)	(1.2)%	28,278	12.0%	4,090	2.2%
Impact of foreign operations	(2,148)	(1.1)%	(40,668)	(17.3)%	(38,703)	(20.4)%
Reassessment of tax liabilities due to change in estimate	(51)	—	162	0.1%	(917)	(0.5)%
Other, including non-deductible expenses	(190)	(0.1)%	(454)	(0.2)%	1,293	0.6%

Total	$67,715	33.4%	$86,152	36.6%	$39,213	20.6%

Change in Health Care Act legislation.    In 2010, the $14.5 million tax charge was caused by the reduction in the related deferred tax assets resulting from the enactment of the Health Care Act. The tax treatment of Medicare Part D subsidies changed during the second quarter of 2010 as a result of the Health Care Act. The Health Care Act includes a provision eliminating, beginning in the Company’s tax year 2014, the tax deductibility of the costs of providing Medicare Part D-equivalent prescription drug benefits to retirees to the extent of the Federal subsidy received. Accordingly, the Company recorded a non-recurring, non-cash tax charge to recognize the reduction in the related deferred tax assets in the period the legislation was enacted.

Change in valuation allowance.    This item relates to changes in the Company’s expectations regarding its ability to realize certain deferred tax assets. In 2011, the $2.4 million net release was primarily driven by a valuation allowance reversal relating to state net operating loss carryforwards and foreign deferred tax assets in certain foreign jurisdictions.

The following table details the changes in valuation allowance during the year ended November 27, 2011:

	Valuation Allowance at November 28, 2010	Changes in Related Gross Deferred Tax Asset	Release	Valuation Allowance at November 27, 2011
	(Dollars in thousands)
U.S. state net operating loss carryforwards	$2,079	$(835)	$(1,244)	$—
Foreign net operating loss carryforwards and other foreign deferred tax assets	94,947	4,966	(1,177)	98,736

	$97,026	$4,131	$(2,421)	$98,736

In 2010, the $28.3 million charge primarily relates to the recognition of a valuation allowance to fully offset the net deferred tax assets in certain foreign jurisdictions, mostly pertaining to the Company’s subsidiary in Japan. Due primarily to the recent negative financial performance of its subsidiary in Japan, the Company recorded a non-recurring, non-cash tax expense of $14.2 million during the second quarter of 2010 to recognize a valuation allowance to fully offset the amount of the subsidiary’s deferred tax assets existing as of the beginning of the year, as the Company determined it is more likely than not these assets will not be realized. Additionally, the Company was not able to benefit current year losses in Japan during 2010, which further increased the valuation allowance by $13.3 million.

Impact of foreign operations.    The $2.1 million benefit in 2011 is primarily due to the taxation of foreign profits in jurisdictions with tax rates lower than the U.S. statutory rate of 35%, net of the additional U.S. income tax imposed upon distributions of foreign earnings in 2011.

The $40.7 million benefit in 2010 was primarily driven by a $34.2 million tax benefit arising from the Company’s implementation of specific plans during the fourth quarter of 2010 to repatriate the prior undistributed earnings of certain foreign subsidiaries during 2011. As a result of the planned distribution, as of November 28, 2010, the Company recognized a deferred tax asset and a corresponding tax benefit of $34.2 million, for the foreign tax credits in excess of the associated U.S. federal income tax liability that are expected to become available upon the planned distribution. This distribution was completed during 2011.

The $38.7 million benefit in 2009 was primarily driven by a $33.2 million tax benefit arising from the Company’s implementation of specific plans during the fourth quarter of 2009 to repatriate the prior undistributed earnings of certain foreign subsidiaries during 2010. As a result of the planned distribution, as of November 29, 2009, the Company recognized a deferred tax asset and a corresponding tax benefit of $33.2 million, for the foreign tax credits in excess of the associated U.S. federal income tax liability that were expected to become available upon the planned distribution. This distribution was completed during 2010.

Deferred Tax Assets and Liabilities

The Company’s deferred tax assets and deferred tax liabilities were as follows:

	November 27, 2011	November 28, 2010
	(Dollars in thousands)
Basis differences in foreign subsidiaries	$—	$34,203
Foreign tax credit carryforwards	247,003	195,032
State net operating loss carryforwards	14,861	13,555
Foreign net operating loss carryforwards	126,365	100,796
Employee compensation and benefit plans	274,534	264,828
Prepaid royalties	—	44,050
Restructuring and special charges	18,703	12,755
Sales returns and allowances	35,429	34,656
Inventory	10,240	8,249
Property, plant and equipment	16,037	16,189
Unrealized gains/losses on investments	19,385	18,125
Other	48,884	51,533

Total gross deferred tax assets	811,441	793,971
Less: Valuation allowance	(98,736)	(97,026)

Total net deferred tax assets	$712,705	$696,945

Current
Deferred tax assets	$108,726	$148,698
Valuation allowance	(9,182)	(10,806)

Total current deferred tax assets	$99,544	$137,892

Long-term
Deferred tax assets	$702,715	$645,273
Valuation allowance	(89,554)	(86,220)

Total long-term deferred tax assets	$613,161	$559,053

Basis differences in foreign subsidiaries.    The Company recognizes deferred taxes with respect to basis differences in its investments in foreign subsidiaries that are expected to reverse in the foreseeable future and which exist primarily due to undistributed foreign earnings. In 2011, no deferred tax asset is recognized for this item. In 2010, as further described above, the Company recognized a $34.2 million deferred tax asset relating to the planned repatriation of prior undistributed earnings of certain foreign subsidiaries which occurred during 2011.

Foreign tax credit carryforwards.    As of November 27, 2011, the Company had a gross deferred tax asset for foreign tax credit carryforwards of $247.0 million. This asset increased from $195.0 million in the prior year period primarily due to foreign tax credits in excess of the associated U.S. federal income tax liability arising from the repatriation of foreign earnings, net of the amount of the anticipated utilization in the 2011 federal income tax return. The foreign tax credit carryforward of $247.0 million existing at November 27, 2011, is subject to expiration from 2012 to 2021, if not utilized.

State net operating loss carryforwards.    As of November 27, 2011, the Company had a gross deferred tax asset of $14.9 million for state net operating loss carryforwards of approximately $299.4 million. These loss carryforwards are subject to expiration from 2012 to 2031, if not utilized.

Foreign net operating loss carryforwards.     As of November 27, 2011, cumulative foreign operating losses of $422.9 million generated by the Company are available to reduce future taxable income. Approximately $239.8 million of these operating losses expire between the years 2012 and 2027. The remaining $183.1 million are available as indefinite carryforwards under applicable tax law. The gross deferred tax asset for the cumulative foreign operating losses of $126.4 million is partially offset by a valuation allowance of $89.6 million to reduce this gross asset to the amount that will more likely than not be realized.

Uncertain Income Tax Positions

As of November 27, 2011, the Company’s total amount of unrecognized tax benefits was $143.4 million, of which $87.9 million would impact the Company’s effective tax rate, if recognized. As of November 28, 2010, the Company’s total gross amount of unrecognized tax benefits was $150.7 million, of which $87.2 million would impact the Company’s effective tax rate, if recognized. The reduction in gross unrecognized tax benefits was primarily due to the change in recognition of the benefit associated with certain tax positions, primarily in foreign jurisdictions, as a result of the expiration of applicable statute of limitations.

The following table reflects the changes to the Company’s unrecognized tax benefits for the year ended November 27, 2011, and November 28, 2010:

(Dollars in thousands)
Gross unrecognized tax benefits as of November 29, 2009	$160,538
Increases related to current year tax positions	5,305
Increases related to tax positions from prior years	1,115
Decreases related to tax positions from prior years	(3,465)
Settlement with tax authorities	(566)
Lapses of statutes of limitation	(11,093)
Other, including foreign currency translation	(1,132)

Gross unrecognized tax benefits as of November 28, 2010	150,702
Increases related to current year tax positions	4,309
Increases related to tax positions from prior years	307
Decreases related to tax positions from prior years	(2,357)
Settlement with tax authorities	(1,676)
Lapses of statutes of limitation	(6,226)
Other, including foreign currency translation	(1,662)

Gross unrecognized tax benefits as of November 27, 2011	$143,397

The Company believes that it is reasonably possible that unrecognized tax benefits could decrease within the next twelve months by as much as $97.9 million, of which as much as $69.1 million would impact the Company’s effective tax rate, due primarily to the potential resolution of a refund claim with the State of California. However, at this point it is not possible to estimate whether the Company will realize any significant income tax benefit upon the resolution of this claim.

As of November 27, 2011, and November 28, 2010, accrued interest and penalties primarily relating to non-U.S. jurisdictions were $16.5 million and $16.6 million, respectively.

The Company’s income tax returns are subject to examination in the U.S. federal and state jurisdictions and numerous foreign jurisdictions. The IRS examination of the Company’s 2003-2008 U.S. federal income tax returns was still in progress as of November 27, 2011. The following table summarizes the tax years that are either currently under audit or remain open and subject to examination by the tax authorities in the major jurisdictions in which the Company operates:

Jurisdiction	Open Tax Years
U.S. federal	2003-2011
California	1986-2011
Belgium	2008-2011
United Kingdom	2010-2011
Spain	2007-2011
Mexico	2005-2011
Canada	2004-2011
Hong Kong	2005-2011
Italy	2005-2011
France	2008-2011
Turkey	2007-2011